                          PRELIMINARY PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                                 (RULE 14a-101)
                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant [ ]
Filed by a Party other than the Registrant [X]

Check the appropriate box:
[X] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission
    Only (as permitted by Rule 14a-6(e)(2))

[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Under Rule 14a-12

                           NETSOL INTERNATIONAL, INC.
                  (Name of Registrant as Specified in Charter)

                         NETSOL SHAREHOLDERS GROUP, LLC
     (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

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(2) Aggregate number of securities to which transaction applies:

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(3) Per unit price or other underlying value of transaction computed pursuant to
Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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(4) Proposed maximum aggregate value of transaction:

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(5) Total fee paid:

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[ ] Fee paid previously with preliminary materials.

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

    [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:



























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
                                 TO STOCKHOLDERS

                                       OF

                           NETSOL INTERNATIONAL, INC.

-------------------------------------------------------------------------------

                               CONSENT STATEMENT

                                       OF

                         NETSOL SHAREHOLDERS GROUP, LLC


Dear Fellow NetSol International, Inc. Stockholders:


    This Consent Statement and the accompanying GOLD consent card are being furnished to stockholders ("Stockholders") of NetSol International, Inc. (the "Company") with a principal executive office at 24025 Park Sorrento, Suite 220, Calabasas, California 91302 in connection with (a) the solicitation of proxies by NetSol Shareholders Group, LLC (the "Group"). This Consent Statement and the GOLD consent card are first being furnished to Stockholders on or about June __, 2001.

    By the written consents, the Group will seek to: (a) amend the Bylaws of the Company (the "Bylaws"), to increase the maximum number of directors from nine
(9) to fifteen (15) directors, and to change the number of authorized directors from eight (8) to fifteen (15) directors (the "Board Increase"); and (b) elect seven (7) new directors (the "New Directors") to fill the vacancies on the Board of Directors ("Board") created by the Board Increase (the Board Increase and the election of the Nominees, each a "Proposal," and collectively, the "Proposals"). The Group's current nominees to be New Directors are named below under "Election of Directors." Each of the nominees (each a "Nominee" and, collectively, the "Nominees"), have been selected by the Group.

    The Group is seeking to amend the Bylaws and appoint the New Directors by written consent in accordance with Section 78.320(2) of the Nevada Revised Statutes ("NRS"). NRS Section 78.320(3) provides that in no instance where action is authorized by written consent need a meeting of stockholders be called or notice given.

    Section 1 of Article V of the Bylaws provides that the Bylaws may be amended by the affirmative vote of Stockholders holding of record in the aggregate at least a majority of the outstanding shares of stock entitled to vote in the election of directors at any annual or special meeting of Stockholders, provided that the notice or waiver of notice of such meeting shall have summarized or set forth in full therein, the proposed amendment. Pursuant to NRS Section 78.320(2), any action required or permitted to be taken at a meeting of stockholders may be taken without a meeting if a written consent thereto is signed by stockholders representing not less than a majority of the voting power of the issued and outstanding stock entitled to voting power. NRS Section 78.320(3) provides that in no instance where action is authorized by written consent need a meeting of stockholders be called or notice given.

    The Group's proposed Board Increase, if approved, will create seven (7) vacancies on the Board. Sections 4.1 and 4.3 of Article II of the Bylaws provide that vacancies on the Board may be filled by the vote of a majority of the outstanding shares entitled to vote, represented at a duly held meeting at which a quorum is present, or by the written consent of holders of the majority of the outstanding shares entitled to vote; each director so elected shall hold office until the next annual meeting of the Stockholders and until a successor has been elected and qualified.

    In accordance with NRS Sections 78.320(2) and 78.320(3) and consistent with both the Articles of Incorporation of the Company, as amended (the "Articles") and the Bylaws, the Group may effect the Board Increase and the election of the Nominees as the New Directors by obtaining the written consent of Stockholders holding the required majority voting power, without holding a special meeting of Stockholders and without giving prior notice of such action to the Stockholders. If Stockholders representing not less than a majority of the voting power of the issued and outstanding stock entitled to voting power sign and return GREEN consent cards enacting the Board Increase and electing the Nominees as the New Directors, and such consents are delivered to the Company, such action will be taken by such written consent.

    The Group is not satisfied with the existing management or Board of the Company. It believes that the losses announced by the Company on May 14 and May 15, 2001, demonstrate that the Company is not maximizing the value of its assets, and has not adequately pursued market opportunities. The Group believes that the decline in the Company's stock price from $75.00 per share in March 2000 to the current price of under $5.00 per share demonstrates that the investment community lacks confidence in both the Company and its management. The Group believes that it is in the best interest of all of the Stockholders to increase the size of the Board and to add the Nominees as the New Directors, who are committed to maximizing the share price and forging a clear direction for the Company. ACCORDINGLY, THE GROUP IS SOLICITING CONSENTS IN FAVOR OF AMENDING THE COMPANY'S BYLAWS SO AS TO INCREASE THE SIZE OF THE BOARD OF DIRECTORS FROM EIGHT (8) DIRECTORS TO FIFTEEN (15) DIRECTORS AND TO ELECT THE NEW DIRECTORS PROPOSED BY THE GROUP.

    THE NOMINEES ARE COMMITTED TO ACTING IN THE BEST INTEREST OF THE STOCKHOLDERS. THE GROUP BELIEVES THAT YOUR VOICE IN THE FUTURE OF THE COMPANY CAN BEST BE EXPRESSED THROUGH AMENDMENT OF THE BYLAWS INCREASING THE SIZE OF THE BOARD AND THE ELECTION OF THE NOMINEES AS THE NEW DIRECTORS. ACCORDINGLY, THE GROUP URGES YOU TO VOTE YOUR BLUE PROXY CARD AND GREEN CONSENT CARD FOR THE BOARD INCREASE AND FOR THE NOMINEES AS THE NEW DIRECTORS.

    CERTAIN DIRECTORS OF THE COMPANY, NAJEEB GHAURI, NAEEM GHAURI, SALIM
GHAURI, SHAHAB GHAURI, IRFAN MUSTAFA, NASIM ASHRAF AND WAHEED AKBAR (COLLECTIVELY, THE "OLD DIRECTORS") HAVE CONTENTED THAT, IF YOUR SHARES ARE HELD IN THE NAME OF A BROKERAGE FIRM, BANK, BANK NOMINEE OR OTHER INSTITUTION ON THE RECORD DATE, ONLY IT CAN VOTE SUCH SHARES BY WRITTEN CONSENT AND ONLY UPON RECEIPT OF YOUR SPECIFIC INSTRUCTIONS. ACCORDINGLY, IN ADDITION TO EXECUTING A GOLD PROXY CARD YOURSELF, PLEASE CONTACT THE PERSON RESPONSIBLE FOR YOUR ACCOUNT AND INSTRUCT THAT PERSON TO EXECUTE ON YOUR BEHALF THE GOLD CONSENT CARD AS SOON AS POSSIBLE.


                                    IMPORTANT

    A majority of the outstanding shares entitled to vote is required for the approval of the Board Increase and for the election of the Nominees as the New Directors by written consent. The standards for approval of each of the Proposals by written consent are as set forth in the following chart:


                                   Amendment of Company Bylaws             Filling Vacancies
                                                                           on Company's Board of Directors
-------------------------------------------------------------------------------------------------------------
Action by Written Consent of       Requires consent of stockholders        Requires consent of holders of the
Stockholders                       holding at least a majority of          majority of the outstanding shares
                                   the voting power. See NRS 78.320(2).    entitled to vote. See NRS
                                                                           78.320(2); Article II, Sections 4.1
                                                                           and 4.3 of Bylaws.


    As a result, your vote is extremely important in deciding the future of the Company. The Group urges you to sign, date and return the enclosed GOLD consent card to vote FOR the Board Increase and FOR the election of the Nominees as the New Directors.

    The Old Directors contend that only holders of record of the Company's voting securities as of the close of business on a record date to be set by the Board (the "Record Date") are entitled to vote by written consent. According to the Quarterly report on Form 10-QSB for the quarterly period ending March 31, 2001, filed with the Securities and Exchange Commission (the "SEC") on May 15, 2001, as of May 11, 2001 there were 11,731,440 shares of common stock, par value $.001 per share (the "Common Stock"), outstanding and no shares of preferred stock of the Company outstanding. The Old Directors contend that Stockholders of record at the close of business on the Record Date will be entitled to one vote for each share of Common Stock held on the Record Date.

    As of May 11, 2001, members of the Group, Blue Water Master Fund, L.P., ("BW Master Fund"), Blue Water Partners II, L.P., PSM International Limited ("PSM"), and Dr. Henry Vogel (collectively, the "Group Members"), beneficially owned an aggregate of 3,016,840 shares of Common Stock, representing approximately 25.7% of the outstanding shares of Common Stock. The Group Members and their affiliates intend to vote such shares FOR the Board Increase and FOR the election of the Nominees as the New Directors.

    The NRS do not impose either a record date or an expiration date with regard to consents. Those requirements were deleted by amendments to the NRS adopted in 1991. Pursuant to NRS 78.320(2), all shareholders holding voting power on the date on which a majority of consents are executed may execute consents. Pursuant to NRS 78.320(3), no notice of any kind to shareholders is required before the execution or effectiveness of written consents. While the consents do not expire, the Group does not intend to continue soliciting consents if sufficient consents are not received by August 31, 2001.

    THE GROUP URGES YOU TO VOTE FOR THE BOARD INCREASE AND FOR THE NOMINEES AS THE NEW DIRECTORS BY RETURNING YOUR COMPLETED GOLD CONSENT CARD TODAY. A failure to sign, date and return the GOLD consent card in a timely manner will have the same effect as voting against the Proposals. If you have any questions, you can reach the Group's proxy solicitor, Innisfree M&A Incorporated, Attn. Alan Miller, at 1-888-750-5834.


                     BACKGROUND OF THE CONSENT SOLICITATION

    The Common Stock has declined precipitously from a high of $75.00 per share on March 3, 2000 to a low of $1.38 on April 5, 2001. During 2000 and the beginning of 2001, Mr. Jonathan Iseson contacted members of the Board regarding problems that BW Master Fund perceived with the management and profitability of the Company. BW Master Fund cited the lack of response of the Company to market conditions, the Company's refusal to acquire target companies that could increase the Company's value, the Company's lack of collection efforts of accounts receivable, and resignations by members of the Board.

    On January 22, 2001, BW Master Fund filed an amendment to its Schedule 13D, stating its intent to be more than a passive investor. During the first quarter of 2001, BW Master Fund requested information regarding the Company's allocation of revenues and currency translations, BW Master Fund was not satisfied with the Company's response to its concerns.

    On April 17, 2001, investment banker Shelly Singhal, who is a director of Netgateway, Inc. (OTC BB: NGWY.OB), was contacted for the first time based on a referral. BW Master Fund had no prior relationship with Mr. Singhal or Netgateway. On April 19, 2001, BW Master Fund had oral discussions with Mr. Singhal, concerning a possible strategic fit between Netgateway and the Company. Netgateway is a potential customer of the Company, because Netgateway employees several programmers and could potentially benefit from outsourcing some or all of its programming needs to the Company.

    On April 24, 2001, BW Master Fund, engaged legal counsel and initiated oral communication with a limited number of fellow Stockholders pursuant to Rule 14a-2(b)(2), for the purpose of discussing their views on the management and performance of the Company. BW Master Fund contacted Dr. Robert Harman because he had met with the Company's management and Mr. Iseson at the Company's 2000 Annual Meeting of Stockholders to discuss the Company's business plans and strategic direction. BW Master Fund was aware of PSM because it had a Consulting Agreement with the Company which expired in August 2000, and Mr. Iseson had met PSM's principal Graeme Glew at racing events.

    As a major Stockholder, BW Master Fund has similar concerns as other Stockholders with the Company's recent poor financial performance and falling stock price. BW Master Fund believed that Robert and Susan Harman (the "Harmans") and PSM had similar concerns as BW Master Fund regarding the Company, and therefore contacted them, for the first time on April 24, concerning the possibility of forming a shareholder group. On April 25, 2001, the Group Members and the Harmans formed the Group for the purpose of exploring available options.

    On April 25, 2001, the Group Members entered into a Stock Option Agreement with Netgateway pursuant to which Netgateway was granted an option to purchase up to 300,000 of the Group Members' shares in the Company, and the Group Members were given warrants to purchase up to 300,000 shares in Netgateway common stock. The Stock Option Agreement was suggested by Mr. Singhal to immediately give each party some vested interest in the other's success. Donald Danks, Chairman and Chief Executive Officer of Netgateway, has stated that "I believe this is an excellent opportunity for two complimentary companies to explore a wide range of strategic options to help maximize the value of the products, services, infrastructures and assets of both companies." The Group believes that there may be a strategic fit between the two companies, such as the possibility that the Company could provide programming outsourcing for Netgateway. However, neither the Group nor Netgateway has yet fully analyzed or determined whether this is the case, no agreement has been reached between the Group (or any Group Members) and Netgateway other than the Stock Option Agreement, and there have been no specific negotiations concerning any acquisition, merger or other potential transaction involving the Company and Netgateway.

    BW Master Fund, Blue Water Partners II, L.P., Dr. Henry Vogel and Netgateway each signed the Stock Option Agreement. Although listed as parties to the Stock Option Agreement, the Harmans did not sign it. The Harmans agreed to be part of the Group and were included in the initial Scheduled 13D filing. However, thereafter Dr. Harman contacted the Group and stated that the Harmans had changed their minds and did not want to execute the Stock Option Agreement or remain in the Group. The 8,506 shares allocated from the Harmans under the option agreement were reallocated pro-rata among BW Master Fund and Blue Water Partners II, L.P.

    On the morning of April 26, 2001, the Group filed a Schedule 13D with the SEC and issued a press release announcing the formation of the Group. The Group attempted to initiate contact with management of the Company. Management refused to accept the Group's telephone calls. Thereafter, in the early afternoon of April 26, the Group decided, for the first time, to initiate a proxy contest, and instructed its legal counsel to immediately prepare and file a preliminary proxy statement with the SEC.

    On April 27, 2001, BW Master Fund called a Special Meeting of the Stockholders for June 1, 2001, by written request to the Chairman of the Board of the Company, later postponed to June 19, 2001. BW Master Fund currently holds approximately 18.5% of the outstanding shares entitled to vote. Section 3.1 of
Article IV of the Bylaws authorizes one or more Stockholders, holding in the aggregate at least 10% of the shares entitled to vote at any such meeting, to call a Special Meeting for any purpose or purposes whatsoever. Pursuant to
Section 3.2 of Article IV of the Bylaws, the officer receiving such a request shall forthwith cause notice to be given to the Stockholders entitled to vote, that a meeting will be held at the time requested by the Stockholder or Stockholders calling the meeting.

    On April 27, 2001, the Group also filed a preliminary proxy statement with the SEC, and issued a press release announcing the initiation of a proxy contest. Counsel for the Group thereafter spoke with counsel for the Company in an attempt to initiate discussions. Neither the Company nor its counsel responded. The Company thereafter stated that "there is no room for compromise at this point in time," and that "there was never any intent to negotiate with the Group."

    On May 7, 2001, the Company filed a preliminary proxy statement with the SEC stating that it would hold the Special Meeting as requested by BW Master Fund. On May 9, 2001, BW Master Fund revised its Special Meeting request to: (a) amend the Bylaws to increase the maximum number of directors from nine (9) to fifteen
(15) directors and to change the number of authorized directors from eight (8) to fifteen (15) directors; and (b) elect the Nominees as the New Directors. On May 18, 2001, the Group filed an amended preliminary proxy statement with the SEC. On May 23, 2001, the Company filed an amended preliminary proxy and consent solicitation statement with the SEC, including a proposal that Stockholders approve certain amendments to the Company's Articles and Bylaws in the event that the Group's Proposals were defeated.

    On June 7, 2001, the Group filed a definitive proxy statement with the SEC, and began soliciting proxies and consents. On June 8, 2001, the Company filed its definitive proxy statement with the SEC.

    On June 8, 2001, the Group obtained written consents from shareholders representing what it firmly believes are a majority of the voting power, which it delivered to the Company.

    The Old Directors contend that the Group failed to obtain consents from a majority of voting power, and filed suit under the Company's name in Nevada District Court (the "Court"). A counterclaim is being filed against Najeeb Ghauri, Salim Ghauri, Naeem Ghauri and Shahab Ghauri for breach of fiduciary duty and securities violations. A hearing on a preliminary injunction is scheduled for June 26, 2001.

    If the Court fails to enter a ruling that the Group has already obtained the requisite consents, the Group intends to solicit new consents pursuant to this consent statement and the GOLD consent cards.

    In opposition to the Old Directors, the Group is seeking to solicit the consents of Stockholders to be used to amend the current Bylaws so as to increase the size of the Board from eight (8) directors to fifteen (15) directors and to elect the Nominees as New Directors of the Company by written consent. The Nominees, if elected, intend to engage an investment bank and actively pursue acquiring, merging with or being acquired by another public company. The Group believes that one or more current directors of the Company, including Cary Burch, will vote in favor of this plan. The Nominees plan to change the existing management and operations of the Company to effectuate this plan. Each of the Nominees has consented, if so elected, to serve as a director and is fully committed, if elected, to take such action as the Nominees deem advisable and in the best interest of the Stockholders and which they believe will maximize stockholder value and improve the Company's future viability and growth.

    The Group believes that the adoption of this strategy will make the Company a far more attractive company.

                                 BOARD INCREASE

    The Group is seeking to amend the Bylaws to increase the maximum number of directors from nine (9) to fifteen (15), and to change the number of authorized directors from eight (8) to fifteen (15). Specifically, the Group is only seeking to amend the first sentence of Article II, Section 2 of the Bylaws. The first sentence of Article II, Section 2 of the Bylaws currently states:

    "The authorized number of Directors of the Corporation shall be not less than three (3) nor more than nine (9) and the exact number of directors shall be eight (8) until changed, within the limits specified above, by a resolution amending such exact number, duly adopted by the Board of Directors or by the shareholders."

    The Group's proposed amendment would amend the first sentence of Article II,
Section 2 of the Bylaws to state:

    "The authorized number of Directors of the Corporation shall be not less than three (3) nor more than fifteen (15) and the exact number of directors shall be fifteen (15) until changed, within the limits specified above, by a resolution amending such exact number, duly adopted by the Board of Directors or by the shareholders."

    If the Board increase is approved, the Group seeks to elect the Nominees as the New Directors.

                              ELECTION OF DIRECTORS

    According to the Company's proxy statement prepared in connection with the 2000 Annual Meeting of the Company, as filed with the SEC on November 9, 2000 (the "Company's Proxy Statement"), the Company currently has eight (8) Directors, all of whose terms will expire at the next annual meeting of the Stockholders. The Group proposes that the Stockholders vote in favor of the Board Increase and elect each of the Nominees as the New Directors by written consent. Each Nominee, if elected, would hold office until the next annual meeting of the Stockholders or until a successor has been elected and qualified. Although the Group does not anticipate that any of the persons named below will be unable or unwilling to stand for election, in the event of such occurrence, proxies or consents may be voted for a substitute designated by the Group.

    Background information about the Nominees is set forth below. See Appendix I for additional information about the Nominees, including their beneficial ownership, purchase and sale of securities issued by the Company over the past two years and the name and address of their principal employers.

JONATHAN D. ISESON, age 44, has over 24 years of investment management experience. In 1999, Mr. Iseson founded Blue Water Partners, and has acted as General Partner, Principal and Sole Investment Manager since its date of inception to the present. From 1989 to 1999, Mr. Iseson was Vice President of Keefe Managers, Inc., a hedge fund specializing in financial securities and worked with one of its founding members, Harry Keefe. Mr. Iseson's responsibilities included overseeing the trading desk as well as the convertible and arbitrage strategies, and was primarily responsible for the hedging of the portfolio. In addition, during that time, Mr. Iseson had considerable input into Keefe Managers, Inc.'s investment process. During Mr. Iseson's tenure with Keefe Managers, Inc., he also helped build the firm's assets to approximately $900 million. From 1987 to 1989, Mr. Iseson worked for Keefe, Bruyette & Woods, managed the convertible and arbitrage departments and oversaw the firm's market making in equity securities. From 1985 to 1987, Mr. Iseson worked for Montgomery Securities, where he eventually became a partner and oversaw the convertible and arbitrage department. From 1980 to 1985, Mr. Iseson was a Vice President with Keefe, Bruyette & Woods, and managed the convertible trading department and the creation of markets in over-the-counter and listed equities. Mr. Iseson started his career at Wechsler & Krumholz, a firm specializing in convertibles and REITs. Mr. Iseson has served on the board of The Options & Futures Society and recently passed the Series 7 and Series 63 examinations.

GREGORY J. MARTIN, age 45, has extensive experience with international marketing, business strategy development and venture funding. As explained below, Mr. Martin's has actively worked with shareholders, board members and executive managers of 28 companies over the last 9 years, regarding business strategy development, marketing, capital formation, and mergers & acquisitions.

From 1995 to the present, Mr. Martin has been active running a private consulting practice (Andrada, Inc. dba Corvus Business Development Services). Mr. Martin is presently representing three private companies as an advisor. These client engagements include structuring the transition of ownership of a privately held manufacturing company located in Southern California from the existing shareholders to an Employee Stock Ownership Plan for one client, searching for $20 to $25 million in recapitalization financing from private equity groups to structure a roll-up of three companies in the horticultural industry for the second client, and assisting the third client, an aerospace engineering firm, in conducting a strategic acquisition.

Concurrent to his activities at Corvus, Mr. Martin has served in a variety of executive management roles. From 1999 to 2001, Mr. Martin was a Vice President with Emerge Corporation, a financial advisory business that specialized in mergers and acquisitions. While with Emerge, Mr. Martin was responsible for bringing 12 clients to market for sale or recapitalization, partnering on closing two deals (one a $38 million recapitalization of an aerospace engineering firm and the second a $7 million sales of a Canadian tool manufacturer) and generating letters of intent for six other clients, four of which were pending when he departed Emerge in January of this year to devote his full efforts to Corvus. While with Emerge, Mr. Martin also had a lead role in two consulting projects that developed strategic acquisition plans for two clients: Air Methods Corporation (NASDAQ: AIRM), a leading provider of air medical services and related products, and another privately held corporation that is a $300 million revenue manufacturer of passive electronic components.

From 1998 to the present, Mr. Martin has served as an associate with Spectrum Business Resources, Inc. While working with Spectrum Business Resources, Inc., Mr. Martin worked with the President to build an effective middle-market mergers and acquisition practice from an established business brokerage, by increasing deal maker skills, acquiring more sophisticated resources and transaction analysis tools, developing a marketing program to find and attract larger clients, and broadening the service offering of the firm. He also closed two transactions while at Spectrum and continues to co-represent a client for Spectrum in a sell-side engagement. And finally Mr. Martin guided a business services client (privately held company) through both a strategic planning and acquisition planning projects.

From 1996 to 1997, Mr. Martin was the Chief Financial Officer, Executive Vice President and ultimately the CEO of Ice Holdings, Inc. While with Ice Holdings, Inc., Mr. Martin directed the re-organization of a publicly traded shell company into an operational holding company, which acquired and helped to grow emerging technology companies. From 1993 to 1995, Mr. Martin was the Managing Director of Claridge House Limited, a Hong Kong trading company and specialty sub-contractor. While with Claridge House Limited, Mr. Martin directed the corporate turnaround of the 15 year-old company and developed the company's first strategic marketing and sales plan. Claridge House Ltd.'s 1993 sales reached their highest point in five years of over HK$35 million (US$5 million).

After completing an international MBA at the University of Southern California's IBEAR Program in 1992, Mr. Martin went to Hong Kong where he worked in the Commercial Service office of the U.S. Consulate for six months as part of a graduate internship program sponsored by the Department of Commerce until early 1993. Mr. Martin authored two documents for use by United States businesses ("Industry Sub-sector Analysis of the Semi-Conductor Industry" in Hong Kong, and a "Marketing Guide to Airport Core Program" describing opportunities for U.S. business to participate in the center piece of a $23 billion infrastructure project in Hong Kong). From 1989 to 1991, Mr. Martin worked as a Systems Analyst and Technical Consultant for Vitro Corporation. While at Vitro, Mr. Martin designed and conducted seven major classified test programs involving undersea, surface and air assets to test sensor, weapon, communication, navigation and tactical computer systems effectiveness. While at Vitro he published several classified reports for the Naval Space & Warfare Systems Command in 1989, 1990 and 1991.

From 1978 to 1989 Mr. Martin served in active military duty with 2 additional years of reserve duty concurrent with his position as a technical consultant and systems analyst with Vitro Corporation.

In 1978 Mr. Martin graduated from the U.S. Naval Academy with a BS in Physical Science, and received an MBA from the University of Southern California in 1992. Mr. Martin is a member of Phi Beta Gamma Business Honor Society, the Alliance of Mergers & Acquisitions Advisors and the American Institute of Aeronautics and Astronautics. In 1998, Mr. Martin also taught international business strategy at the Keller Graduate School of Management, located in Long Beach, California.

PETER R. SOLLENNE, age 52, has extensive experience in venture capital funding, public company equity raising and debt raising. As explained below, Mr. Sollenne has established a successful record of accomplishments in executive management, sales and marketing as well as success in the role of a financial executive over the past 28 years. From May 2001 to the present, Mr. Sollenne has been the President and Chief Executive Officer of Techna Global Solutions, Inc. Techna Global Solutions is a ten year old specialty IT services provider, which provides business technology solutions worldwide. From November, 2000 to April 2000, Mr. Sollenne was the President and Chief Operating Officer of Aces International, Inc. Mr. Sollenne developed an infrastructure, sales organization and the necessary strategic alliances to position Aces International, Inc. as a leading provider of CRM, CTI and e-Commerce consultative services. Mr. Sollenne helped to establish strategic alliances with Siebel Systems, Broadvision, WEB Methods, Clarify and Silverstream. From May, 2000 to October, 2000, Mr. Sollenne was the President and Chief Executive Officer of InQuote.com. InQuote.com was a business to business exchange in the automotive industry. Mr. Sollenne worked with the founder of InQuote.com to secure the first round (Series A) venture capital financing. From December, 1998 to May, 2000, Mr. Sollenne was the Founder, President and Chief Executive Officer of re:Solutions Group, Inc., an Internet services venture capital backed company. Mr. Sollenne structured a plan to acquire three international companies based in Alameda, CA (Skytech Consulting, California Creative Solutions and International Software Group), secured senior debt from Bank Austria Creditanstalt and organized the management team and the growth strategy of re:Solutions Group, Inc. In addition, through this process, Mr. Sollenne raised in excess of $20 million venture capital equity from The Sprout Group, the venture capital arm of Donaldson, Lufkin and Jenrette and a $15 million senior credit facility from a large international banking institution, Bank Austria. From August 1997 to November 1998, Mr. Sollenne was the President and Chief Operating Officer of SOS Staffing Services, Inc. (NASDAQ: SOSS), a provider of professional staffing services and information technology services. Mr. Sollenne was responsible for the operations of this 145 branch company and for building the information technology subsidiary, Inteliant. Mr. Sollenne helped to complete over 18 acquisitions (a matter of public record) with a primary focus in information technology and integrated these acquisitions into one brand identity in the marketplace. Mr. Sollenne also led a secondary public stock offering raising nearly $100 million (the lead underwriters were Lehman Brothers, Prudential, Unterber Tobin, Paine Weber and George K. Baum) as well as a syndicated credit facility in excess of $75 million. From 1995 to 1997, Mr. Sollenne served as President of the Commercial Staffing Division of Personnel Group of America, Inc. (NYSE company), a diversified provider of professional staffing services to businesses, professional and governmental organizations. During his employment with Personnel Group of America, Mr. Sollenne was responsible for 13 separate companies and brand names, with 74 full-service branches, multiple vendor-on-premise locations, $250 million in annual revenues and over $20 million of operating profits. From 1989 to 1995, Mr. Sollenne was the Senior Vice President of Sales and Marketing for US Fleet Leasing, a $400 million (in revenue) division of USL Capital (a subsidiary of Ford Financial Services). USL Capital was a $9 billion dollar leasing and diversified financial services company. While with US Fleet Leasing, Mr. Sollenne helped to grow this company through revenues in excess of 81% in three years, helped to transform US Fleet Leasing into a high growth market-driven company and developed US Fleet Leasing from a second tier middle market lessor to the fifth largest lessor, based on sales, and market share, in the industry. From 1987 to 1989, Mr. Sollenne was the President of PMA Group, Inc., a start-up company servicing the sales and marketing needs of the financial community and lease syndication industry.
In 1970, Mr. Sollenne obtained a degree in BS Business Administration in Accounting from Boston College and in 1972 Mr. Sollene became a Certified Public Accountant.

TIMOTHY J. MOYNAGH, age 31, has over 10 years of technical consulting and business experience. Since 1999, Mr. Moynagh has been the Sr. Business & Solutions Development Manager for Inktomi Corporation, a leading provider of Content Networking and Search software solutions. At Inktomi, Mr. Moynagh was responsible for numerous key accounts and developing product positioning, pricing, and market strategies for the enterprise and financial vertical markets. While at Inktomi, Mr. Moynagh also co-developed a Dynamic Caching product concept and strategy to improve the quality of service for web-enabled applications. From 1994 to 1999, Mr. Moynagh was a Technology Manager in the Enterprise Line of Business at Accenture (formerly Andersen Consulting). At Accenture, Mr. Moynagh led the technical deployment, integration, and administration of large-scale enterprise systems in the United States and Europe. Mr. Moynagh was responsible for managing special projects for SAP deployment and defining the rollout strategy for an international Enterprise Business Solution Center to provide outsourced software development and architecture services through a group of highly skilled personnel in Europe. Mr. Moynagh was the technical team lead for professional service engagements in the telecommunications, energy, and high tech industries. From 1989 to 1994, Mr. Moynagh founded and operated his own technical consulting company, Tim Moynagh Computer Services. In 1994, Mr. Moynagh obtained a degree in Management Information Systems & Business Administration, from California Polytechnic State University, San Luis Obispo, California.

EDDY RAYMOND MARIA VERRESEN, age 37, has experience as an accountant and businessman. From 1993 to the present, Mr. Verresen founded and has operated BSH-Belgische Struisvogelhouderij, a privately held production and trading company. From 1997 to the present, Mr. Verresen has also operated EPA-Exploracao Portuguesa de Avestruzes, a privately held sales company. From 1987 to 1993, Mr. Verresen worked as a certified accountant, auditor and manager at BDO - Binder Dijcker Otte in Antwerp, Belgium.

SHELLY SINGHAL, age 33, has a broad base of experience in corporate finance and commercial lending, including public and private offerings of securities, mergers and acquisitions, debtor in possession financing and restructuring. In June 2001, Mr. Singhal joined Softbank Investments. From 2000 to June 2001, Mr. Singhal was the Managing Director of Technology Investment Banking for BlueStone Capital Corp., formerly BlueStone Capital Securities. From 1995 to 2000, Mr. Singhal was the Managing Director of Corporate Finance at Roth Capital Partners and head of the E-Commerce Group. Mr. Singhal also was the Manager of Roth Capital Partners Bridge Fund. He was formerly associated with firms involved in high yield securities offerings and transactions involving out of court and Chapter 11 restructurings. Prior to investment banking, from 1990 to 1992, Mr. Singhal worked in the commercial lending department at Foothill Capital, Inc., where he participated in many of its early debtor-in-possession financings. From 1989 to 1990, Mr. Singhal worked at Heller Financial, where he worked on highly leveraged transactions. Mr. Singhal received his BS from Seaver College at Pepperdine University.

DONALD L. DANKS, age 44, is presently the Chairman and Chief Executive Officer of Netgateway. Mr. Danks was an original investor in founding Netgateway in 1998 and is currently one of its largest shareholders. In 1999, Mr. Danks helped to found Next Step Broadband. From 1997 to the present, Mr. Danks has acted as a consultant for Headwaters, Inc. From 1995 to 1998, Mr. Danks was the co-founder and President of Prosoft Training.com, (Nasdaq: POSO - news). In addition to helping organize that company, he was responsible for securing more than $35 million in funding for that company. From 1996 to 1998, Mr. Danks worked as a consultant for Admor Memory, Inc. During Mr. Danks' relationship with these companies, he secured or assisted in securing more than $65 million dollars in capital, including the initial $5 million dollars raised to create Netgateway. In addition to attracting inceptive capital for client companies, Mr. Danks assisted in the development of their business plans, helped in the recruitment of senior management, supported the development of the public market for their securities by introducing them to institutional investors and market makers and oversaw ongoing corporate finance needs. Mr. Danks graduated with a BS from UCLA in 1979.

    THE GROUP STRONGLY URGES YOU TO VOTE FOR THE BOARD INCREASE AND FOR THE ELECTION OF THE NOMINEES AS THE NEW DIRECTORS BY SIGNING, DATING AND RETURNING THE ENCLOSED GOLD CONSENT CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED TO YOU WITH THIS PROXY AND CONSENT STATEMENT. IF YOU HAVE SIGNED THE GOLD CONSENT CARD AND NO MARKING IS MADE ON IT, YOU WILL BE DEEMED TO HAVE GIVEN A DIRECTION TO VOTE THE SHARES REPRESENTED BY THE GOLD CONSENT CARD FOR THE BOARD INCREASE AND FOR THE ELECTION OF ALL OF THE NOMINEES AS THE NEW DIRECTORS.

    All transactions in securities of the Company engaged in by the Group and any Nominee during the past two years, as well as current ownership of any such securities by the Group any Nominee, are listed on Appendix I. Neither the Group, nor any Nominee owns any securities of the Company of record but not beneficially. Neither the Group, nor any Nominee owns beneficially any securities of any parent or subsidiary of the Company. In addition, and except as stated herein, neither the Group, nor any Nominee or any of their associates has any agreement or understanding with respect to future employment by the Company, and no such person has any agreement or understanding with respect to any future transactions to which the Company will or may be a party.

    One of the Nominees, Mr. Martin, as President of Corvus Business Development Services ("Corvus"), negotiated a Finders Agreement with the Company, pursuant to which Corvus was to find potential candidate companies for acquisition, merger, investment or other business combinations on behalf of the Company. However, the Finders Agreement was never executed by Corvus, no services were performed, and no consideration was exchanged between the parties.

    Except as described herein, neither the Group, nor any Nominee nor any of their associates (i) has engaged in or had a direct or indirect interest in any transaction or series of transactions since the beginning of the Company's last fiscal year or in any currently proposed transaction, to which the Company or any of its subsidiaries is a party, where the amount involved was in excess of $60,000, (ii) owns beneficially or of record any securities of the Company,
(iii) borrowed any funds for the purpose of acquiring or holding any securities of the Company or is presently, or has been within the past year, a party to any contract, arrangement or understanding, with any person with respect to securities of the Company.

                            AGREEMENTS WITH NOMINEES

    The Group has entered into letter agreements (the "Nominee Agreements") with each of the Nominees with respect to their service as Nominees, to stand for election as Directors of the Company at the Special Meeting. The Nominee Agreements each provide, among other things, as follows:

    - The Nominee acknowledges that he has agreed to become a member of the slate of Nominees to stand for election as directors of the Company in connection with a proxy contest with management of the Company in respect of the election of directors of the Company at the Special Meeting or by written consent of the Stockholders.

    -   The Group agrees to pay the costs of the proxy contest.

    - The Group agrees to indemnify each Nominee from and against any losses incurred by the Nominee arising from any action relating to such Nominee's role as a Nominee, absent gross negligence or willful misconduct.

    - The Nominee agrees to withdraw as a Nominee of the Group if requested to do so by the Group at any time prior to his election as a Director of the Company.

                               CONSENT PROCEDURES

    IN ORDER FOR YOUR VIEWS TO BE REPRESENTED, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED GOLD CONSENT CARD AND RETURN IT TO NETSOL SHAREHOLDERS GROUP, LLC IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.

    The old Directors contend that only holders of record as of the close of business on the Record Date will be entitled to execute valid consents. If you were a Stockholder of record on the Record Date, you will retain your voting rights even if you sell such shares after the Record Date. Accordingly, it is important that you vote the shares held by you on the Record Date using the GOLD consent card, even if you sell such shares after the Record Date.

    On May 11, 2001, there were 11,731,440 shares of Common Stock outstanding. Each share of Common Stock is entitled to one vote on the matters presented.

    "Broker nonvotes" are shares held by brokers or nominees, which are not voted on a particular matter because instructions have not been received from the beneficial owner. The effect of broker nonvotes is not certain, law does not specify whether they are considered shares entitled to vote for purposes of a contested proxy solicitation. With regard to action by written consent on both Proposals, which are based on a majority of the outstanding shares entitled to vote, a minority view holds that broker nonvotes have the effect of a vote cast against the Proposals. Another view holds that broker nonvotes reflect the withholding of power to vote, are therefore not shares entitled to vote, and as such will not influence the voting results. The majority view is that broker nonvotes are counted as shares entitled to vote but not as votes cast, and as such are not considered in the calculation of the majority. The Group believes that record holders are not relevant for purposes of consents which are based on beneficial voting power, and therefore has not made a decision on which of the standards should apply if record holder votes are necessary and will make such a decision, if necessary, at a subsequent time based upon the actual results of the voting. Because broker nonvotes or failure to return a signed GOLD consent card may have the same effect as a vote against the Proposals, the Group urges each Stockholder to ensure that the record holder of his shares on the Record Date signs, dates and returns the enclosed GOLD consent card as soon as possible.

    Because the Group must receive consents from a majority of the Company's outstanding shares in order for the Proposals to be adopted by written consent, broker nonvotes, abstentions or failure to return a signed GOLD consent card may have the same effect as a vote against both of the Proposals. The Group therefore urges each Stockholder to sign, date and return the enclosed GOLD consent card as soon as possible.

    The effectiveness of electing any of the Nominees is conditioned upon the approval of the Board Increase.

                              CONSENT INSTRUCTIONS

    Each Stockholder may elect to consent or withhold consent to each Proposal by marking the "CONSENTS" or "WITHHOLDS CONSENT" box, as applicable, underneath each Proposal on the accompanying GOLD consent card and signing, dating and returning it promptly in the enclosed envelope. In addition, a Stockholder may withhold consent to the election of any individual Nominee by writing such person's name where indicated on the GOLD consent card. Cumulative voting is not available in the context of a consent action.

    If you execute a GOLD consent card but deliver the GOLD consent card to the Company, the written consent will still be valid. However, the Group requests that if you inadvertently send your GOLD consent card to the Company, that a photocopy of the GOLD consent card also be delivered to the Group at:
NetSol Shareholders Group, LLC c/o Innisfree M&A Incorporated, 501 Madison Avenue, 20th Floor, New York, NY 10022, Attn. Alan M. Miller -- so that the Group will be aware of your consent.

                                   REVOCATION

    Nevada law does not provide for the revocation of executed written consents. Although NRS 78.355(4) provides for the revocation of proxies, there is no comparable statute for the revocation of consents. The Group believes that the contention that consents may be revoked is erroneous. If incumbent management receives sufficient revocation of consent cards to purportedly prevent the approval of the Proposals, the Group intends to challenge the effectiveness of such revocations.


                            SOLICITATION OF CONSENTS

    Solicitation of consents shall be made only by the Group.

    The Group has retained Innisfree M&A Incorporated (the "Solicitor") to conduct the solicitation, for which the Solicitor is to receive a fee not to exceed $65,000, which consists of (i) a non-refundable retainer of $25,000, which was payable upon execution of the retainer agreement; (ii) an additional payment of $25,000, payable upon the mailing of the Group's definitive consent materials; and (iii) an additional payment of $15,000, payable upon the occurrence of either the election of the Nominees to the Board or a negotiated settlement under which the Group is reimbursed for its expenses. In addition, the Solicitor will be reimbursed for its reasonable out-of-pocket expenses. The Group has agreed to indemnify the Solicitor against certain liabilities and expenses, including liabilities under federal securities laws. Consents may be solicited by mail, courier services, advertising, telephone, telecopier or in person. It is anticipated that the Solicitor will employ approximately 30 persons to solicit Stockholders for the written consents.

    Costs related to the solicitation of proxies and consents, including expenditures for attorneys, accountants, public relations and financial advisers, proxy solicitors, payments to nominees, advertising, printing, transportation and related expenses and filing fees, will be borne by the Group. To date, the Group has incurred $50,000 for the solicitor and approximately $200,000 in legal fees related to the solicitation. Such costs are expected to be approximately $350,000 in total. The Group intends to seek reimbursement for the costs and expenses associated with the proxy solicitation in the event that the Board Increase is approved and the Nominees are elected as the New Directors, but do not intend to submit the issue of reimbursement to a vote of security holders.

                          CERTAIN INFORMATION REGARDING

                         NETSOL SHAREHOLDERS GROUP, LLC

    On April 25, 2001, certain Stockholders determined that they were not satisfied with current management of the Company and agreed to form a group for the purpose of exploring available options to maximize stockholder value. As of the date thereof, the Group was formed as a Nevada limited liability company, in order to facilitate their activities. The business address of the Group is 6 Chanticlare, Manhasset, New York, 11030. The Group Members have agreed to the joint reporting of their beneficial ownership of Common Stock and the joint filing of a statement on Schedule 13D, including amendments thereto, with the SEC with respect to the Common Stock. On April 27, 2001 an amendment to the
Schedule 13D was filed on behalf of the Group, pursuant to which a reference was made to the Preliminary Proxy Statement (Schedule 14A) filed by the Group with the SEC on April 27, 2001, a copy of the Preliminary Proxy Statement was attached as Exhibit 2, and the share ownerships of BW Master Fund and Blue Water Partners II, L.P. were corrected. On May 9, 2001, another amendment to the
Schedule 13D was filed, pursuant to which a reference was made to the Group's Amended Preliminary Proxy Statement. The Harmans withdrew from the Group and a copy of the Stock Option Agreement with Netgateway was attached as an Exhibit.

    All transactions in the securities of the Company effected within the past two years by the Group, each of the Group Members and their affiliates are contained in Appendix I.

                          CERTAIN INFORMATION REGARDING

                        ARRANGEMENTS/UNDERSTANDINGS WITH

                      RESPECT TO SECURITIES OF THE COMPANY

    As set forth above, the Group Members have entered into the Joint Filing Agreement pursuant to which they have agreed to the joint filing with the SEC of a statement on Schedule 13D, including amendments, reporting their joint beneficial ownership of Common Stock. Accordingly, the Group Members may be deemed to constitute a "group" for the purposes of Section 13(d) of the Securities Act of 1933, as amended.

    Certain Group Members entered into a Stock Option Agreement with Netgateway, on April 25, 2001, pursuant to which such Group Members have granted Netgateway an irrevocable 45-day option to purchase a total of up to 300,000 shares of the Common Stock at an exercise price of $3.80 per share. Under the Stock Option Agreement, Netgateway has granted to such Group Members an irrevocable 45-day option to purchase a total of up to 300,000 shares of the common stock of Netgateway at an exercise price of $0.356 per share. On April 25, 2001, the date that the Stock Option Agreement was executed, the closing sales price for shares of Common Stock was $5.27 per share and the five-day trailing average price was $3.80 per share, and the closing sales price for shares of common stock of Netgateway was $0.41 per share and the five-day trailing average price was $0.356 per share.

                             ADDITIONAL INFORMATION

    Certain information regarding the securities of the Company held by the Company's Directors, Nominees, management and 5% Stockholders is contained in the Company's Proxy Statement and is incorporated herein by reference. Information concerning the date by which proposals of security holders intended to be presented at the next annual meeting of Stockholders of the Company must be received by the Company for inclusion in the Company's Proxy Statement and form of proxy for that meeting is also contained in the Company's Proxy Statement and is incorporated herein by reference.

    The Group assumes no responsibility for the accuracy or completeness of any information contained herein which is based on the Company's Proxy Statement.

                                 NETSOL SHAREHOLDERS GROUP, LLC

                                 By:  Blue Water Master Fund, L.P.
                                 Its: Managing Member

                                      By:  Blue Water Partners, L.L.C.
                                      Its: General Partner

                                           By:  JDI Management Corp.
                                           Its: Principal

                                           /s/ Jonathan D. Iseson
                                           -----------------------------------
                                           By:  Jonathan D. Iseson
                                           Its: Principal


Date: June 20, 2001

                                                                     APPENDIX I

                   SUPPLEMENTAL NOMINEE AND OTHER INFORMATION

    Set forth below is (a) the name and business address of each of the participants and their associates in the solicitation made pursuant to this Proxy Statement, and (b) the dates, types and amounts of each participant's purchases and sales of the Company's debt and equity securities within the past two years.

    The number of shares of Common Stock beneficially owned and percentage beneficial ownership of each of the Nominees as of the date of this Proxy and Consent Statement are as follows:

                                  SHARES BENEFICIALLY
NAME AND BUSINESS                 OWNED (DIRECTLY OR
ADDRESS OF PARTICIPANT               INDIRECTLY)(1)       PERCENTAGE(2)
------------------------------    ------------------      -------------
NetSol Shareholders Group, LLC            1,000                 *
6 Chanticlare
Manhasset, NY 11030

Blue Water Master Fund, L.P.***       2,175,200              18.5%
Kaya Flamboyan 9
Curacao, Netherland Antilles

Blue Water Partners II, L.P.***         277,400               2.4%
6 Chanticlare
Manhasset, NY 11030

PSM International, Limited****          100,000               0.9%
The Old Rectory
Tot Hill, Alfoed Links
United Kingdom

Dr. Henry Vogel                         463,240               4.0%
143 Maple Avenue
Cedarhurst, NY 11516

Jonathan Iseson***                       32,000               0.3%
6 Chanticlare
Manhasset, NY 11030

Gregory Martin                             None                --
1992 Rosemary Place
Costa Mesa, CA 92627

Peter Sollenne                             None                --
3450 Deer Ridge Drive
Danville, CA 94506

Timothy Moynagh                            None                --
4100 East Third Avenue
Mailstop FC1-5
Foster City, CA 94404

Eddy Raymond Maria Verresen              14,000               0.1%
Priesteragiestraat 2
9130 Verrebroek, Belgium

Shelly Singhal                             None                --
1915 Galatea Terrace
Corona del Mar, CA 92625

Donald Danks(3)                            None                --
2333 East Coast Highway
Suite D
Corona del Mar, CA 92625
        TOTAL:                                               26.0%**

-------
*    Less than 0.01%

**   The numbers do not add to 26.0% due to rounding.

*** Blue Water Partners, L.L.C., is the investment manager, and exercise sole voting and dispositive power, over Blue Water Master Fund, L.P. and Blue Water Partners II, L.P. Jonathan Iseson is the sole owner of Blue Water Partners, L.L.C., as a result Mr. Iseson exercises sole voting and dispositive power over the portfolios owned by Blue Water Master Fund, L.P. and Blue Water Partners II, L.P.

**** Graeme Glew is the Managing Director of PSM International, Limited, and as a result exercises sole voting and dispositive power of the shares owned by PSM International, Limited.

(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of Common Stock subject to stock options and warrants currently exercisable or exercisable within 60 days are deemed outstanding for purposes of computing the percentage ownership of the person holding the options and the percentage ownership of any group of which the holder is a member, but are not deemed outstanding for computing the percentage ownership of any other person. Except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

(2) Calculated based on Company's Quarterly Report filed on Form 10-QSB on May 15, 2001, for the period ending March 31, 2001.


    The dates, types and amount of each participant's purchases and sales of the Company's debt and equity securities within the past two years are as follows:

                         NetSol Shareholders Group, LLC
                                  6 Chanticlare
                            Manhasset, New York 11030

                                              DATE OF        NO. OF SHARES     NO. OF SHARES
NAME                                        TRANSACTION        PURCHASED           SOLD
----                                     ----------------  ----------------    -------------
NetSol Shareholders Group, LLC                    5/10/01           100
NetSol Shareholders Group, LLC                    5/11/01           250
NetSol Shareholders Group, LLC                    5/11/01           650

                          BLUE WATER MASTER FUND, L.P.
                             c/o Citco Fund Services
                                Kaya Flamboyan 9
                          Curacao, Netherland Antilles

                                              DATE OF        NO. OF SHARES     NO. OF SHARES
NAME                                        TRANSACTION        PURCHASED           SOLD
----                                     ----------------  ----------------    -------------
Blue Water Master Fund, L.P.                    6/2/99             1,000
Blue Water Master Fund, L.P.                    6/3/99            23,500
Blue Water Master Fund, L.P.                    6/7/99             1,000
Blue Water Master Fund, L.P.                    6/9/99                                2,000
Blue Water Master Fund, L.P.                   6/15/99             1,000
Blue Water Master Fund, L.P.                   6/18/99                                1,000
Blue Water Master Fund, L.P.                   6/23/99             2,500
Blue Water Master Fund, L.P.                   6/24/99             9,000
Blue Water Master Fund, L.P.                   6/30/99            15,000
Blue Water Master Fund, L.P.                    7/6/99             3,500
Blue Water Master Fund, L.P.                    7/7/99             1,000
Blue Water Master Fund, L.P.                    7/8/99                                4,500
Blue Water Master Fund, L.P.                    7/9/99                                2,500
Blue Water Master Fund, L.P.                   7/12/99                               10,500
Blue Water Master Fund, L.P.                   7/15/99            22,000              2,500
Blue Water Master Fund, L.P.                   7/16/99             6,000              5,000
Blue Water Master Fund, L.P.                   7/19/99             5,100
Blue Water Master Fund, L.P.                   7/20/99            10,000
Blue Water Master Fund, L.P.                   7/21/99             5,000
Blue Water Master Fund, L.P.                   7/21/99            13,400
Blue Water Master Fund, L.P.                   7/22/99             5,000
Blue Water Master Fund, L.P.                   7/23/99             1,000
Blue Water Master Fund, L.P.                   7/26/99             3,000
Blue Water Master Fund, L.P.                   7/26/99               500
Blue Water Master Fund, L.P.                   7/27/99            65,000


                                              DATE OF        NO. OF SHARES     NO. OF SHARES
NAME                                        TRANSACTION        PURCHASED           SOLD
----                                     ----------------  ----------------    -------------
Blue Water Master Fund, L.P.                   7/27/99            33,500
Blue Water Master Fund, L.P.                   7/27/99            10,000
Blue Water Master Fund, L.P.                   7/28/99             8,000
Blue Water Master Fund, L.P.                   7/28/99            18,500
Blue Water Master Fund, L.P.                   7/28/99            11,000
Blue Water Master Fund, L.P.                   7/29/99               500
Blue Water Master Fund, L.P.                   7/29/99             6,000
Blue Water Master Fund, L.P.                   7/29/99             5,000
Blue Water Master Fund, L.P.                   7/30/99             5,700
Blue Water Master Fund, L.P.                    8/2/99               500
Blue Water Master Fund, L.P.                    8/2/99               500
Blue Water Master Fund, L.P.                    8/2/99            16,000
Blue Water Master Fund, L.P.                    8/2/99             4,000
Blue Water Master Fund, L.P.                    8/3/99             5,000
Blue Water Master Fund, L.P.                    8/3/99             2,500
Blue Water Master Fund, L.P.                    8/4/99             1,700
Blue Water Master Fund, L.P.                    8/4/99             1,500
Blue Water Master Fund, L.P.                    8/4/99             7,500
Blue Water Master Fund, L.P.                    8/5/99            22,500
Blue Water Master Fund, L.P.                    8/5/99            35,000
Blue Water Master Fund, L.P.                    8/6/99            15,000
Blue Water Master Fund, L.P.                    8/6/99             1,000
Blue Water Master Fund, L.P.                   8/10/99            10,000
Blue Water Master Fund, L.P.                   8/10/99             5,000
Blue Water Master Fund, L.P.                   8/11/99             2,100
Blue Water Master Fund, L.P.                   8/12/99                                5,000
Blue Water Master Fund, L.P.                   8/12/99                                1,500
Blue Water Master Fund, L.P.                   8/12/99                                  500
Blue Water Master Fund, L.P.                   8/12/99                                  500
Blue Water Master Fund, L.P.                   8/12/99                                5,000
Blue Water Master Fund, L.P.                   8/12/99                                2,500
Blue Water Master Fund, L.P.                   8/13/99            19,200
Blue Water Master Fund, L.P.                   8/17/99               500
Blue Water Master Fund, L.P.                   8/18/99            25,000
Blue Water Master Fund, L.P.                   8/19/99             7,500
Blue Water Master Fund, L.P.                   8/20/99             5,000
Blue Water Master Fund, L.P.                   8/20/99             8,000
Blue Water Master Fund, L.P.                   8/23/99             4,200
Blue Water Master Fund, L.P.                   8/23/99                               10,000
Blue Water Master Fund, L.P.                   8/24/99            12,500
Blue Water Master Fund, L.P.                   8/24/99             5,500
Blue Water Master Fund, L.P.                   8/26/99            22,500
Blue Water Master Fund, L.P.                   8/30/99             7,500
Blue Water Master Fund, L.P.                   8/31/99            20,000
Blue Water Master Fund, L.P.                    9/8/99             3,000
Blue Water Master Fund, L.P.                    9/9/99             1,000
Blue Water Master Fund, L.P.                   9/10/99             5,000
Blue Water Master Fund, L.P.                   9/10/99               500
Blue Water Master Fund, L.P.                   9/13/99               500
Blue Water Master Fund, L.P.                   9/14/99            13,000
Blue Water Master Fund, L.P.                   8/25/99                               30,000
Blue Water Master Fund, L.P.                   8/25/99                                1,000
Blue Water Master Fund, L.P.                   8/27/99                                5,000
Blue Water Master Fund, L.P.                    9/1/99            10,000
Blue Water Master Fund, L.P.                   9/10/99                               10,000
Blue Water Master Fund, L.P.                   9/15/99            10,000
Blue Water Master Fund, L.P.                   9/15/99             4,000
Blue Water Master Fund, L.P.                   9/16/99             7,000

                                              DATE OF        NO. OF SHARES     NO. OF SHARES
NAME                                        TRANSACTION        PURCHASED           SOLD
----                                     ----------------  ----------------    -------------
Blue Water Master Fund, L.P.                   9/17/99             7,500
Blue Water Master Fund, L.P.                   9/17/99            13,200
Blue Water Master Fund, L.P.                   9/17/99             6,500
Blue Water Master Fund, L.P.                   9/21/99             4,500
Blue Water Master Fund, L.P.                   9/22/99             2,000
Blue Water Master Fund, L.P.                   9/22/99                                2,500
Blue Water Master Fund, L.P.                   9/23/99             5,000
Blue Water Master Fund, L.P.                   9/24/99            10,000
Blue Water Master Fund, L.P.                   9/24/99                                2,500
Blue Water Master Fund, L.P.                   9/28/99            25,000
Blue Water Master Fund, L.P.                   10/4/99             9,000
Blue Water Master Fund, L.P.                   10/4/99            35,000
Blue Water Master Fund, L.P.                   10/5/99            10,000
Blue Water Master Fund, L.P.                   10/6/99            10,000
Blue Water Master Fund, L.P.                   10/6/99            10,000
Blue Water Master Fund, L.P.                   10/7/99             7,500
Blue Water Master Fund, L.P.                   10/8/99             8,000
Blue Water Master Fund, L.P.                   10/8/99             2,500
Blue Water Master Fund, L.P.                  10/11/99             1,000
Blue Water Master Fund, L.P.                  10/11/99                                4,000
Blue Water Master Fund, L.P.                  10/12/99            15,700
Blue Water Master Fund, L.P.                  10/14/99             1,000
Blue Water Master Fund, L.P.                  10/15/99             5,000
Blue Water Master Fund, L.P.                  10/15/99             5,000
Blue Water Master Fund, L.P.                  10/19/99            10,000
Blue Water Master Fund, L.P.                  10/19/99             3,500
Blue Water Master Fund, L.P.                  10/20/99                                5,000
Blue Water Master Fund, L.P.                  10/21/99                                5,000
Blue Water Master Fund, L.P.                  10/22/99            12,000
Blue Water Master Fund, L.P.                  10/27/99            15,000
Blue Water Master Fund, L.P.                  10/28/99            10,000
Blue Water Master Fund, L.P.                  10/29/99            30,000
Blue Water Master Fund, L.P.                   11/1/99             7,500
Blue Water Master Fund, L.P.                   11/2/99            10,000
Blue Water Master Fund, L.P.                   11/2/99            10,000
Blue Water Master Fund, L.P.                   11/3/99            10,000
Blue Water Master Fund, L.P.                   11/4/99            11,500
Blue Water Master Fund, L.P.                   11/5/99             2,500
Blue Water Master Fund, L.P.                   11/5/99             1,000
Blue Water Master Fund, L.P.                   11/8/99             8,000
Blue Water Master Fund, L.P.                   11/9/99             4,000
Blue Water Master Fund, L.P.                  11/11/99               500
Blue Water Master Fund, L.P.                  11/15/99             9,500
Blue Water Master Fund, L.P.                  11/16/99             2,500
Blue Water Master Fund, L.P.                  11/18/99             7,500
Blue Water Master Fund, L.P.                  11/18/99             2,500
Blue Water Master Fund, L.P.                  11/19/99             2,500
Blue Water Master Fund, L.P.                  11/19/99             1,000
Blue Water Master Fund, L.P.                  11/19/99             6,500
Blue Water Master Fund, L.P.                  11/22/99             8,000
Blue Water Master Fund, L.P.                  11/23/99             1,000
Blue Water Master Fund, L.P.                  11/23/99             2,500
Blue Water Master Fund, L.P.                  11/24/99             8,500
Blue Water Master Fund, L.P.                  11/24/99                                3,000
Blue Water Master Fund, L.P.                  11/30/99            20,000
Blue Water Master Fund, L.P.                  11/30/99             2,500
Blue Water Master Fund, L.P.                   12/1/99               500
Blue Water Master Fund, L.P.                   12/2/99               500


                                              DATE OF        NO. OF SHARES     NO. OF SHARES
NAME                                        TRANSACTION        PURCHASED           SOLD
----                                     ----------------  ----------------    -------------
Blue Water Master Fund, L.P.                   12/2/99             8,000
Blue Water Master Fund, L.P.                   12/2/99                                3,500
Blue Water Master Fund, L.P.                   12/3/99             1,000
Blue Water Master Fund, L.P.                   12/3/99                                2,500
Blue Water Master Fund, L.P.                   12/6/99               500
Blue Water Master Fund, L.P.                   12/6/99                               10,000
Blue Water Master Fund, L.P.                   12/7/99               200
Blue Water Master Fund, L.P.                   12/9/99                               10,500
Blue Water Master Fund, L.P.                  12/10/99             2,500
Blue Water Master Fund, L.P.                  12/10/99             5,000
Blue Water Master Fund, L.P.                  12/10/99                               17,000
Blue Water Master Fund, L.P.                  12/13/99            27,000
Blue Water Master Fund, L.P.                  12/14/99             2,500
Blue Water Master Fund, L.P.                  12/14/99                                5,400
Blue Water Master Fund, L.P.                  12/16/99             7,000
Blue Water Master Fund, L.P.                  12/17/99                               12,000
Blue Water Master Fund, L.P.                  12/20/99                                4,000
Blue Water Master Fund, L.P.                  12/21/99                               21,500
Blue Water Master Fund, L.P.                  12/22/99                                8,000
Blue Water Master Fund, L.P.                  12/22/99                               10,000
Blue Water Master Fund, L.P.                  12/22/99                                8,000
Blue Water Master Fund, L.P.                  12/22/99                                2,500
Blue Water Master Fund, L.P.                  12/22/99                                3,000
Blue Water Master Fund, L.P.                  12/22/99                                5,000
Blue Water Master Fund, L.P.                  12/22/99                                8,500
Blue Water Master Fund, L.P.                  12/22/99                                8,500
Blue Water Master Fund, L.P.                  12/23/99               500
Blue Water Master Fund, L.P.                  12/27/99            10,000
Blue Water Master Fund, L.P.                  12/27/99             1,000
Blue Water Master Fund, L.P.                  12/28/99            14,000
Blue Water Master Fund, L.P.                  12/28/99            30,000
Blue Water Master Fund, L.P.                  12/28/99               600
Blue Water Master Fund, L.P.                  12/28/99             4,700
Blue Water Master Fund, L.P.                  12/29/99            10,000
Blue Water Master Fund, L.P.                  12/30/99            17,000
Blue Water Master Fund, L.P.                  12/30/99                                5,000
Blue Water Master Fund, L.P.                  12/31/99             5,000
Blue Water Master Fund, L.P.                  12/31/99             2,100
Blue Water Master Fund, L.P.                    1/3/00            17,500
Blue Water Master Fund, L.P.                    1/3/00             8,900
Blue Water Master Fund, L.P.                    1/4/00            30,000
Blue Water Master Fund, L.P.                    1/5/00            10,000
Blue Water Master Fund, L.P.                    1/7/00            38,300
Blue Water Master Fund, L.P.                    1/7/00            34,000
Blue Water Master Fund, L.P.                    1/7/00             4,700
Blue Water Master Fund, L.P.                   1/10/00            13,000
Blue Water Master Fund, L.P.                   1/10/00             2,500
Blue Water Master Fund, L.P.                   1/10/00            65,000
Blue Water Master Fund, L.P.                   1/11/00            16,000
Blue Water Master Fund, L.P.                   1/12/00            23,000
Blue Water Master Fund, L.P.                   1/14/00             6,100
Blue Water Master Fund, L.P.                   1/18/00            18,000
Blue Water Master Fund, L.P.                   1/19/00            20,000
Blue Water Master Fund, L.P.                   1/19/00            31,100
Blue Water Master Fund, L.P.                   1/20/00             8,900
Blue Water Master Fund, L.P.                   1/20/00            11,500
Blue Water Master Fund, L.P.                   1/21/00            21,000
Blue Water Master Fund, L.P.                   1/25/00             9,000

                                              DATE OF        NO. OF SHARES     NO. OF SHARES
NAME                                        TRANSACTION        PURCHASED           SOLD
----                                     ----------------  ----------------    -------------
Blue Water Master Fund, L.P.                   1/25/00            15,000
Blue Water Master Fund, L.P.                   1/26/00             4,000
Blue Water Master Fund, L.P.                   1/27/00            17,800
Blue Water Master Fund, L.P.                   1/27/00             2,000
Blue Water Master Fund, L.P.                   1/27/00             5,500
Blue Water Master Fund, L.P.                   1/27/00             3,500
Blue Water Master Fund, L.P.                   1/27/00            12,000
Blue Water Master Fund, L.P.                   1/31/00             9,000
Blue Water Master Fund, L.P.                    2/1/00            34,000
Blue Water Master Fund, L.P.                    2/2/00             7,200
Blue Water Master Fund, L.P.                    2/2/00            11,000
Blue Water Master Fund, L.P.                    2/3/00            25,000
Blue Water Master Fund, L.P.                    2/4/00             1,800
Blue Water Master Fund, L.P.                    2/7/00                                4,400
Blue Water Master Fund, L.P.                    2/8/00            12,500
Blue Water Master Fund, L.P.                    2/8/00             3,500
Blue Water Master Fund, L.P.                    2/9/00            12,000
Blue Water Master Fund, L.P.                   2/10/00                                5,300
Blue Water Master Fund, L.P.                   2/11/00                               14,700
Blue Water Master Fund, L.P.                   2/11/00                               27,800
Blue Water Master Fund, L.P.                   2/14/00             2,500
Blue Water Master Fund, L.P.                   2/15/00             1,000
Blue Water Master Fund, L.P.                   2/15/00            20,000
Blue Water Master Fund, L.P.                   2/16/00             2,000
Blue Water Master Fund, L.P.                   2/16/00            10,000
Blue Water Master Fund, L.P.                   2/16/00                                5,000
Blue Water Master Fund, L.P.                   2/17/00             2,000
Blue Water Master Fund, L.P.                   2/18/00             8,900
Blue Water Master Fund, L.P.                    4/4/00            31,000
Blue Water Master Fund, L.P.                    4/4/00            16,000
Blue Water Master Fund, L.P.                    4/4/00            22,000
Blue Water Master Fund, L.P.                    4/5/00            14,000
Blue Water Master Fund, L.P.                    4/5/00             7,500
Blue Water Master Fund, L.P.                    4/5/00            21,000
Blue Water Master Fund, L.P.                    4/5/00             2,500
Blue Water Master Fund, L.P.                    4/7/00             3,500
Blue Water Master Fund, L.P.                   4/10/00             7,600
Blue Water Master Fund, L.P.                   4/11/00            10,000
Blue Water Master Fund, L.P.                   4/24/00            15,000
Blue Water Master Fund, L.P.                   4/24/00             8,000
Blue Water Master Fund, L.P.                   4/25/00            15,000
Blue Water Master Fund, L.P.                   4/25/00            15,000
Blue Water Master Fund, L.P.                   4/25/00             8,000
Blue Water Master Fund, L.P.                   4/25/00             8,200
Blue Water Master Fund, L.P.                   4/26/00             8,900
Blue Water Master Fund, L.P.                   4/26/00            17,000
Blue Water Master Fund, L.P.                   4/27/00            18,500
Blue Water Master Fund, L.P.                   4/27/00             9,500
Blue Water Master Fund, L.P.                   4/27/00            23,000
Blue Water Master Fund, L.P.                   4/28/00            30,000
Blue Water Master Fund, L.P.                   4/28/00             7,000
Blue Water Master Fund, L.P.                   4/28/00             3,500
Blue Water Master Fund, L.P.                   4/28/00            15,000
Blue Water Master Fund, L.P.                    5/3/00             2,500
Blue Water Master Fund, L.P.                    5/3/00            28,400
Blue Water Master Fund, L.P.                    5/4/00            48,700
Blue Water Master Fund, L.P.                    5/5/00           148,100
Blue Water Master Fund, L.P.                    5/8/00            72,900


                                              DATE OF        NO. OF SHARES     NO. OF SHARES
NAME                                        TRANSACTION        PURCHASED           SOLD
----                                     ----------------  ----------------    -------------
Blue Water Master Fund, L.P.                    5/8/00             5,000
Blue Water Master Fund, L.P.                    5/9/00            29,200

                          BLUE WATER PARTNERS II, L.P.
                                  6 CHANTICLARE
                            MANHASSET, NEW YORK 11030

                                              DATE OF        NO. OF SHARES     NO. OF SHARES
NAME                                        TRANSACTION        PURCHASED           SOLD
----                                     ----------------  ----------------    -------------
Blue Water Partners II, L.P.                 1/6/00             16,700
Blue Water Partners II, L.P.                 1/7/00              5,700
Blue Water Partners II, L.P.                 1/7/00              5,000
Blue Water Partners II, L.P.                 1/7/00              1,200
Blue Water Partners II, L.P.                1/10/00              8,000
Blue Water Partners II, L.P.                1/10/00              2,000
Blue Water Partners II, L.P.                1/11/00              2,000
Blue Water Partners II, L.P.                1/12/00              2,000
Blue Water Partners II, L.P.                1/14/00             48,900
Blue Water Partners II, L.P.                1/18/00              2,000
Blue Water Partners II, L.P.                1/19/00              3,000
Blue Water Partners II, L.P.                1/19/00                900
Blue Water Partners II, L.P.                1/20/00                500
Blue Water Partners II, L.P.                1/20/00              1,100
Blue Water Partners II, L.P.                1/25/00              2,000
Blue Water Partners II, L.P.                1/26/00              5,000
Blue Water Partners II, L.P.                1/27/00                500
Blue Water Partners II, L.P.                1/27/00                500
Blue Water Partners II, L.P.                1/27/00              2,200
Blue Water Partners II, L.P.                1/28/00             35,000
Blue Water Partners II, L.P.                 2/1/00              1,000
Blue Water Partners II, L.P.                 2/2/00                800
Blue Water Partners II, L.P.                 2/2/00              1,000
Blue Water Partners II, L.P.                 2/3/00              4,000
Blue Water Partners II, L.P.                 2/4/00                200
Blue Water Partners II, L.P.                 2/9/00              1,500
Blue Water Partners II, L.P.                 2/9/00              2,500
Blue Water Partners II, L.P.                2/10/00              3,000
Blue Water Partners II, L.P.                2/11/00              1,000
Blue Water Partners II, L.P.                2/11/00                                 5,000
Blue Water Partners II, L.P.                2/14/00              2,500
Blue Water Partners II, L.P.                2/15/00              1,500
Blue Water Partners II, L.P.                2/15/00             15,000
Blue Water Partners II, L.P.                2/16/00              3,000
Blue Water Partners II, L.P.                2/16/00                500
Blue Water Partners II, L.P.                2/17/00                500
Blue Water Partners II, L.P.                2/18/00              1,100
Blue Water Partners II, L.P.                2/24/00             56,200
Blue Water Partners II, L.P.                2/25/00              5,600
Blue Water Partners II, L.P.                2/28/00              9,500
Blue Water Partners II, L.P.                2/29/00              7,500
Blue Water Partners II, L.P.                3/14/00              6,000
Blue Water Partners II, L.P.                3/15/00              2,500
Blue Water Partners II, L.P.                3/15/00              7,000
Blue Water Partners II, L.P.                3/16/00              2,300
Blue Water Partners II, L.P.                3/17/00              5,000
Blue Water Partners II, L.P.                3/21/00             13,000
Blue Water Partners II, L.P.                3/21/00              2,500
Blue Water Partners II, L.P.                3/21/00              3,500

                                              DATE OF        NO. OF SHARES     NO. OF SHARES
NAME                                        TRANSACTION        PURCHASED           SOLD
----                                     ----------------  ----------------    -------------
Blue Water Partners II, L.P.                3/22/00              7,500
Blue Water Partners II, L.P.                3/27/00              6,500
Blue Water Partners II, L.P.                3/29/00              4,000
Blue Water Partners II, L.P.                3/29/00              6,000
Blue Water Partners II, L.P.                3/30/00              8,500
Blue Water Partners II, L.P.                 4/4/00              4,000
Blue Water Partners II, L.P.                 4/4/00              2,000
Blue Water Partners II, L.P.                4/26/00              1,100
Blue Water Partners II, L.P.                4/27/00              2,000

                                 Jonathan Iseson
                                  6 Chanticlare
                            Manhasset, New York 11030

                                              DATE OF        NO. OF SHARES     NO. OF SHARES
NAME                                        TRANSACTION        PURCHASED           SOLD
----                                     ----------------  ----------------    -------------
Jonathan Iseson                              4/24/01            32,000

                           Eddy Raymond Maria Verresen
                              Priesteragiestraat 2
                            9130 Verrebroek, Belgium

                                              DATE OF        NO. OF SHARES     NO. OF SHARES
NAME                                        TRANSACTION        PURCHASED           SOLD
----                                     ----------------  ----------------    -------------
Eddy Raymond Maria Verresen                    10/20/00          1,300
Eddy Raymond Maria Verresen                    10/20/00          2,500
Eddy Raymond Maria Verresen                    10/23/00            400
Eddy Raymond Maria Verresen                    10/24/00            800
Eddy Raymond Maria Verresen                    11/15/00                            2,000
Eddy Raymond Maria Verresen                      2/8/01          1,000
Eddy Raymond Maria Verresen                      3/5/01          2,500
Eddy Raymond Maria Verresen                      3/5/01          2,500
Eddy Raymond Maria Verresen                     3/19/01          3,500
Eddy Raymond Maria Verresen                     3/20/01          1,500

                                 WRITTEN CONSENT

                           NETSOL INTERNATIONAL, INC.

               CONSENT IN LIEU OF SPECIAL MEETING OF STOCKHOLDERS

       THIS WRITTEN CONSENT IS SOLICITED BY NETSOL SHAREHOLDERS GROUP, LLC

    Unless otherwise specified below, the undersigned hereby, with respect to all shares of common stock of NetSol International, Inc. (the "Company") which the undersigned may be entitled to vote, hereby consents with respect to all of the shares of common stock which the undersigned is entitled to vote, to the taking of the following actions (each a "Proposal") without a meeting of stockholders of the Company:

IF YOU SIGN, DATE AND RETURN THIS GOLD CONSENT CARD WITHOUT INDICATING YOUR VOTE ON ONE OR MORE OF THE FOLLOWING PROPOSALS, YOU WILL BE DEEMED TO HAVE CONSENTED WITH RESPECT TO SUCH PROPOSALS.

    Netsol Shareholders Group, LLC (the "Group"), recommends that you consent to all of the following actions.

PROPOSAL 1 -- AMENDMENT OF BYLAWS (BOARD INCREASE)

RESOLVED, that the first sentence of Article II, Section 2 of the Bylaws be, and it hereby is, amended and restated, to read in its entirety as follows:

    "Section 2. NUMBER AND QUALIFICATION OF DIRECTORS. The authorized number of directors of the Company shall be not less than three (3) nor more than fifteen (15) and the exact number of directors shall be fifteen (15) until changed, within the limits specified above, by a resolution amending such exact number, duly adopted by the Board of Directors or by the stockholders."


THE GROUP RECOMMENDS CONSENT FOR THE BOARD INCREASE
-------------------------------------------------------------------------------

    [ ] CONSENT                                         [ ] CONSENT WITHHELD

PROPOSAL 2 -- ELECTION OF NOMINEES

RESOLVED, that the following persons be, and they hereby are, elected as directors of the Company to serve until resignation or until their successors are elected and shall qualify:

  1  Jonathan Iseson        4.  Timothy Moynagh                 7.  Donald Danks
  2. Gregory Martin         5.  Eddy Raymond Maria Verresen
  3. Peter Sollenne         6.  Shelly Singhal

THE GROUP RECOMMENDS CONSENT FOR THE NOMINEES
-------------------------------------------------------------------------------


    [ ] CONSENT                                         [ ] CONSENT WITHHELD

    This Written Consent may be executed in counterparts.

IN WITNESS WHEREOF, the undersigned have executed this Written Consent.

When shares are held by joint tenants, both should sign. When signing as attorney-in-fact, executor, administrator, trustee, guardian, corporate officer or partner, please give full title as such. If a corporation, please sign in corporate name of President or other authorized officer. If a partnership, please sign a partnership name by authorized person.

-------------------------------------------------------------------------------

                         Signature(s) of Stockholder(s)


-------------------------------------------------------------------------------


Title, if any


-------------------------------------------------------------------------------

                                                                           Date

John C. Kirkland
310.586.7738
kirklandj@gtlaw.com

                                                                   June 20, 2001

Mark P. Shuman, Esq.
Special Counsel
Securities and Exchange Commission
450 Fifth Street, N.W. Mail Stop 4-6
Washington, DC  20549

         Re:      NetSol International, Inc.
                  Preliminary Proxy Statement of NetSol Shareholders Group, LLC filed June 20, 2001

Dear Mr. Shuman:

         Transmitted herewith for filing with the Securities and Exchange Commission on behalf of our client, NetSol Shareholders Group, LLC (the "Group"), is a new Preliminary Proxy Statement filed by the Group on June 20, 2001.

         Thank you for your prompt and professional time and attention in this matter. Please feel free to call me directly at (310) 586-7738 with any questions or if we can be of further assistance.

                                            Very truly yours,


                                            GREENBERG TRAURIG, LLP

                                            /s/ JOHN C. KIRKLAND
                                            ------------------------------------
                                            John C. Kirkland


cc: Maria Gabriela Bianchini, Esq.